Quarterly Holdings Report
for

Fidelity Flex® Funds

Fidelity Flex® Real Estate Fund

April 30, 2020

ZXL-QTLY-0620
1.9881644.103

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 97.1%
REITs - Apartments - 20.8%
American Homes 4 Rent Class A	1,261	$30,441
Apartment Investment & Management Co. Class A	681	25,653
Equity Residential (SBI)	886	57,643
Invitation Homes, Inc.	1,456	34,434
Mid-America Apartment Communities, Inc.	332	37,157
UDR, Inc.	2,015	75,502
		260,830
REITs - Diversified - 21.7%
Crown Castle International Corp.	109	17,378
Digital Realty Trust, Inc.	818	122,283
Duke Realty Corp.	2,204	76,479
Equinix, Inc.	51	34,435
Gaming & Leisure Properties	352	9,940
Washington REIT (SBI)	504	11,753
		272,268
REITs - Health Care - 8.6%
Healthcare Trust of America, Inc.	682	16,798
Ventas, Inc.	1,081	34,970
Welltower, Inc.	1,086	55,636
		107,404
REITs - Hotels - 2.5%
DiamondRock Hospitality Co.	1,728	10,765
Host Hotels & Resorts, Inc.	1,295	15,941
RLJ Lodging Trust	499	4,636
		31,342
REITs - Management/Investment - 1.2%
American Assets Trust, Inc.	337	9,544
Lexington Corporate Properties Trust	506	5,288
		14,832
REITs - Manufactured Homes - 6.9%
Equity Lifestyle Properties, Inc.	857	51,686
Sun Communities, Inc.	259	34,810
		86,496
REITs - Office Buildings - 0.2%
CyrusOne, Inc.	31	2,175
REITs - Office Property - 10.1%
Boston Properties, Inc.	635	61,709
Brandywine Realty Trust (SBI)	1,447	16,149
Highwoods Properties, Inc. (SBI)	435	16,882
Mack-Cali Realty Corp.	589	9,536
Piedmont Office Realty Trust, Inc. Class A	833	14,453
VEREIT, Inc.	1,394	7,639
		126,368
REITs - Shopping Centers - 3.8%
Acadia Realty Trust (SBI)	496	6,145
Kimco Realty Corp.	1,463	15,961
Regency Centers Corp.	591	25,951
		48,057
REITs - Storage - 5.0%
CubeSmart	1,016	25,603
Extra Space Storage, Inc.	417	36,796
		62,399
REITs - Warehouse/Industrial - 16.3%
Americold Realty Trust	580	17,742
Prologis, Inc.	2,100	187,383
		205,125

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		1,217,296

Media - 0.3%
Advertising - 0.3%
Clear Channel Outdoor Holdings, Inc. (a)	3,665	3,536
Real Estate Management & Development - 1.0%
Real Estate Development - 1.0%
Instone Real Estate Group BV (a)(b)	646	13,097
TOTAL COMMON STOCKS
(Cost $1,291,525)		1,233,929
TOTAL INVESTMENT IN SECURITIES - 98.4%
(Cost $1,291,525)		1,233,929
NET OTHER ASSETS (LIABILITIES) - 1.6%		20,268
NET ASSETS - 100%		$1,254,197

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,097 or 1.0% of net assets.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$228
Total	$228

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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